Q1 2026 Earnings May 12, 2026

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future performance. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal’s administrative, operational and financial resources, fluctuations in Cardinal’s revenue and the concentration of Cardinal’s business in the Southeastern United States. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf. Forward- Looking Statements

Non-GAAP Financial Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of our financial measures are not prepared in accordance with generally accepted accounting principles (“Non-GAAP”). For example, in this presentation, we present Adjusted Gross Profit, Adjusted Gross Profit Margin, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin, all of which are Non-GAAP financial measures as defined in the Company’s most recent Form 10-K. These Non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be substitutes for any GAAP financial measures, including net income, and, as calculated, may not be comparable to companies in other industries or within the same industry with similarly titled measures of performance. See “Appendix A” for a discussion of the Non-GAAP financial measures and a reconciliation to the most comparable GAAP financial measure. Key Performance Indicators In addition to the foregoing non-GAAP financial measures, management uses backlog as a key performance metrics to assess future revenue visibility and anticipate business activity. Backlog develops as a result of new awards, which represent the potential revenue value realizable pursuant to new project commitments received by us during a given period. Backlog is measured and defined differently by companies within our industry. We refer to “backlog” as the unearned revenue we expect to earn in future periods on our executed contracts. As the construction on our projects progresses, we increase or decrease backlog to take into account newly signed contracts, revenue earned during the period and our estimates of the effects of changes in estimated quantities, changed conditions, change orders and other variations from previously anticipated contract revenues, including completion penalties and incentives. In the event of a project cancellation, termination or scope adjustment, we typically have no contractual right to the total revenues reflected in our backlog. The timing of contract awards, duration of large new contracts and the mix of services, subcontracted work and material in our contracts can significantly affect backlog reporting. We cannot guarantee that the revenue projected in our backlog will be realized, or if realized, will result in earnings. Given these factors, our backlog at any point in time may not accurately represent the revenue that we expect to realize during any period, and our backlog as of the end of a fiscal year may not be indicative of the revenue we expect to earn in the following fiscal year. Given that backlog is an operational measure and that the Company’s methodology for calculating backlog does not meet the definition of a non-GAAP financial measure, a quantitative reconciliation is not required or provided. Non-GAAP Financial Measures & Key Performance Indicators

Q1 2026: Solid Execution Across All Metrics

Metric	Value	Detail
Revenue	$167.5M	+105% YoY; +64% organically
Net Income	$11.5M	+73% YoY
Gross Profit & Margin	$24.9M | 14.9%	
Adj. Gross Profit & Margin	$34.2M | 20.4%	
EBITDA & Margin	$24.0M | 14.4%	
Adj. EBITDA & Margin	$26.8M | 16.0%	

- **Diversified End-Market Demand Continues to Broaden**

  Results reflect growth in all regions and solid execution on projects across residential, commercial, municipal and industrial end markets.

- **ALGC Contributions Making Solid Impact**

  Quickly deployed adjacent services to reduce subcontract labor. Well positioned to accelerate consolidated margin expansion as integration synergies build through 2026.

- **Backlog of $854M at March 31; +60% YoY**

  Organic backlog growth +30% from the prior year; reflecting key project wins across a variety of end markets.

  Announced first mission-critical data center award; $24M for phase 1 of a multi-phase campus development with full self-performed civil scope.

- **Raising Full Year 2026 Outlook**

  Now expecting revenues in the range of $675 million to $685 million and adjusted EBITDA margins of 20%+

NOTE: See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.

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The Vertical Integration Advantage

While competitors outsource key scopes and buy materials at market, Cardinal controls the full project stack; capturing margin, compressing timelines and delivering with single-source accountability

▸ **A CARDINAL PROJECT — one team, turnkey delivery**

- **Business Development - Site Award** ›
- **Clearing & Erosion Control**
- **Rock Removal & Blasting** ›
- **Earthwork & Retaining Walls**
- **Wet Utilities** ›
- **Curb, Stone, Asphalt**
  Owned asphalt online Q2'26



Schedule Control — **~6 weeks**
Est. reduction in timeline

Margin Capture — **20%+**
2026E Adj. EBITDA Margins

Strong Relationships — **80%+**
Repeat Customers

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Built in the Carolinas, Expanding Across the Southeast Deep density across the Carolinas and Georgia: operating at the center of one of the fastest-growing and most durable construction regions in the U.S EXPANDING THE FOOTPRINT Adjacent Southeast states (VA, TN, AL, FL) share the same demand drivers and customer base as our core markets. Cardinal captures the runway through two distinct acquisition tracks: CARDINAL TODAY $854M Backlog at 03/31/26 2,500+ Total employees 160+ Wet utility related crews 3 States of operation Add crews, focusing on specialized labor Fill service-line gaps and pull margin in-house in markets where we already have density TUCK-INS · Deepen Existing Markets PLATFORMS · Enter Adjacent States Establish Cardinal in new geographies with strong local leadership and deploy a proven operational playbook ALGC (Atlanta) is the proof point

Disciplined Acquisition Strategy & Economics

Cardinal has built a repeatable, value-accretive acquisition model, targeting companies that fill geographic or service line gaps, integrating rapidly and immediately deploying a proven growth playbook.

ACQUISITION CRITERIA

- ✓ Strong culture fit to lead a new market
- ✓ Leads with wet utility install
- ✓ Residential end market focus with opportunity to diversify
- ✓ Capable of vertical integration and service-line expansion
- ✓ Supports in-market density or new geographic entry

TRANSACTION ECONOMICS

Financial Metrics	Tuck-in Target	Platform Target
Target Revenue	**$10m – $50m**	**$100m – $300m**
Target EBITDA	**$2m – $10m**	**$20m – $75m**
Valuation Multiple	**~4x EBITDA**	**~6x EBITDA**
Primary Value Driver	**Grow crew/fleet; Fill vertical integration gaps**	**New Market Entry**
Integration Focus	**Tuck into existing ops**	**Standalone w/ local leadership**

PROVEN EXECUTION

7 Acquisitions since 2021	**3** Markets entered via M&A	**$310M** In annual pro-forma acquired revenue	**~90** Day avg. integration

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Q1 2026: Sustained Revenue & Adj. EBITDA Expansion



Revenue ($M)
+105% Total
+64% Organic
$81.8
$167.5
Q1 2025
Q1 2026



Adj. EBITDA ($M)
16.0% Adj. EBITDA Margin
+84%
$14.6
$26.8
Q1 2025
Q1 2026



Backlog ($M)
+60%
$532
$854
Q1 2025
Q1 2026

Vertical Integration

Cardinal's structural differentiator

The platform delivered 64% organic growth in Q1. Self-performing the full civil scope compresses schedules, wins us new customers and makes Cardinal a single accountable partner for complex work.

End Market Diversification

Winning work the platform is built for

Serving a broader and more durable mix of end markets, reducing concentration risk and supporting more consistent growth.

Disciplined M&A

A repeatable acquisition framework

Cardinal's M&A framework has delivered $310 million of acquired annual revenue across seven deals since 2021. ALGC is the latest example, contributing meaningfully to Q1 results.

Margin Expansion Runway

Multiple compounding drivers

Q1 absorbed the deliberate investments in our public company costs and ALGC integration. Margin expansion from here is supported by vertical integration and operating leverage as the platform scales.

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NOTE: See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.

2026 Guidance: Raising Full Year Outlook

2026 Consolidated Revenue Guidance

$675M – $685M

Raised from previous $665M-$678M range

2026 Adj. EBITDA Margin Target

20%+

Maintained

Q1 Outperformance

First quarter revenue, Adjusted EBITDA and Backlog ahead of internal expectations. With Organic revenue growth +64% YoY.

ALGC tracking to Underwriting

Updated guidance includes ~10.5 months of ALGC contribution, with margin profile strengthening the consolidated business.

Record Backlog & Strong Visibility

Record $854M backlog at quarter-end is up 60% YoY and provides strong visibility into the year ahead.

NOTE: See "Non-GAAP Financial Measures" in the appendix for definitions and reconciliations to the most directly comparable GAAP measures.
NOTE: Guidance reflects management's current estimates and is forward-looking. Actual results may differ materially.

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Investment Thesis Cardinal is a differentiated, high-growth infrastructure services platform positioned to capture the multi-decade buildout of the Southeastern United States I Differentiated Turnkey Model One of the few scaled, full-service site prep providers in the Southeast. 97% of revenue from negotiated contracts, reflecting pricing power and customer preference for speed and quality. II Proven, Repeatable, Growth Flywheel A repeatable four-step market entry model: launch in residential, vertically integrate, expand into commercial/DOT and expand into adjacent markets. Now operating across Raleigh, Charlotte, Greensboro and Atlanta and surrounding areas. III Powerful Secular Tailwinds Structural demand from Southeastern population growth, corporate reshoring, manufacturing + data center buildout and NC DOT improvement plan through 2033 creates durable, multi-cycle demand across end markets. IV Highly Visible Revenue $854M backlog as of 03/31/26 (1.3x 2026E revenue coverage), with ~80% of revenue from repeat customers and diversification across residential, commercial and industrial, DOT/municipal and paving end markets. V Industry-Leading Financial Profile FY’25 results reflect 45% revenue growth, 21.1% Adj. Gross Profit Margin and 17.9% Adjusted EBITDA Margin. Cardinal leads public peers on revenue CAGR and backlog/revenue ratio, and offers top-tier Adj. EBITDA margins VI Management Aligned, Proven Team Founder-led management team with 30+ years of infrastructure and construction experience, remaining the largest shareholders post-IPO. NOTE: See “Non-GAAP Financial Measures” in the appendix for definitions and reconciliations to the most directly comparable GAAP measures. NOTE: Repeat customers defined as customers with billings in more than one FY. Metric based on 2024 to 2025 billings.

Integrity from the ground up

This presentation contains references to “Adjusted Gross Profit,” “Adjusted Gross Profit Margin,” “EBITDA,” “Adjusted EBITDA,” and “Adjusted EBITDA Margin” financial measures which are, in each case, Non-GAAP financial measures. Adjusted Gross Profit: We define Adjusted Gross Profit as total revenue less cost of sales, exclusive of depreciation and amortization. Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted Gross Profit Margin: We define Adjusted Gross Profit Margin represents Adjusted Gross Profit as a percentage of total revenue. Adjusted EBITDA: We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-cash stock-based compensation and non-routine transactions. Adjusted EBITDA Margin: We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue Organic Revenue Growth: We define organic revenue growth as the difference between current year and prior year revenues less the impact of acquired or divested companies in the past 12 months Non-GAAP Financial Measures

Non-GAAP Financial Measure Reconciliations   Quarter ended March 31,   2026   2025 Revenue $ 167,508,716   $ 81,801,265 Cost of revenues, excluding of depreciation and amortization   (133,319,083)     (65,277,978) Depreciation and amortization expense   (9,269,758)     (6,598,841) Gross Profit  $ 24,919,875   $ 9,924,446 Depreciation and amortization expense   9,269,758     6,598,841 Adjusted Gross Profit  $ 34,189,633   $  16,523,287 Gross Profit Margin %   14.9%     12.1% Adjusted Gross Profit Margin %   20.4%     20.2% GAAP Revenue Growth   Acquisitions   Divestitures   Non-GAAP Organic Revenue Growth 105% – 41% + 0% = 64% The table directly below reconciles Adjusted Gross Profit to Gross Profit, the most directly comparable to GAAP measure and shows Gross Profit calculated as revenues less cost of revenues (excluding depreciation and amortization) and depreciation and amortization expense. While Gross Profit is not presented as a separate line item or subtotal in our audited financial statements for the quarters ended March 31, 2026, and 2025, we present Gross Profit in the below table solely to facilitate the reconciliation of Adjusted Gross Profit, a non-GAAP measure, to the most directly comparable GAAP measure. We define Organic revenue growth or organic growth as the difference between total current and prior year sales less the impact of companies acquired and divested in the past three months divided by prior year sales. This non-GAAP measure, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of the acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods. The following table provides a reconciliation of GAAP Revenue Growth, the most closely comparable GAAP financial measure, to Non-GAAP Organic Revenue Growth:

Non-GAAP Financial Measure Reconciliations   Quarter ended March 31,   2026   2025 Net income $ 11,481,036   $ 6,641,745 Interest expense, net   2,245,876     1,026,276 Income tax expense   1,053,229     — Depreciation and amortization expense   9,269,758     6,598,841 EBITDA  $ 24,049,899   $  14,266,862 Transaction fees and acquisition-related costs(1)   2,318,645     155,227 Legal matters(2)   —     — Transition and consulting arrangements(3)   117,832     150,000 Customer claims(4) — — Loss on extinguishment and refinancing costs(5) — — Stock-based compensation 191,852 — Non-recurring IPO related travel and compensation – — Other(6) 121,739 486 Adjusted EBITDA $ 26,799,967 $ 14,572,575 Net Income Margin(7) 6.9% 8.1% EBITDA Margin(7) 14.4% 17.4% Adjusted EBITDA Margin(7) 16.0% 17.8% (1) Represents transaction fees and acquisition-related costs incurred in connection with acquisitions and planned acquisitions. (2) Represents costs associated with legal matters in which the Company is a defendant. (3) Represents certain consulting and recruiting costs related to acquisitions and public company readiness. (4) Represents revenue impact from customer claims. (5) Represents financing and extinguishment-related expenses. (6) Represents certain other gains and charges that we do not believe reflect our underlying business performance. (7) Calculated as a percentage of revenue. We define EBITDA as net income for the period adjusted for interest expense, net income tax expense, depreciation and amortization expense. Adjusted EBITDA further adjusts EBITDA for certain expenses associated with non-cash related stock-based compensation and non-routine transactions. We define EBITDA Margin as EBITDA as a percentage of revenue, and Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue. The following table provides a reconciliation of net income and net income margin, the most closely comparable GAAP financial measure, to EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin: